Investor Presentation First Quarter 2008 Update Exhibit 99.1

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors.  NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking
Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words "anticipates," "believes," "expects," "intends," "plans,"
"estimates," "targets," "projects," "should," "may," "will" and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements.
Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: leverage;
operating and financial restrictions imposed by our senior credit facilities; our cash requirements; rapid development and intense competition in the telecommunications industry;

Special Note Regarding Forward-Looking Statements
(cont.)
increased competition in our markets; declining prices for our services;
changes or advances in technology; the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint Nextel
("Sprint"); a potential increase in the roaming rates we pay; wireless handset subsidy costs; the potential for our largest competitors and Sprint to build networks in our markets; the potential loss of our licenses; federal and state regulatory developments; loss of our cell sites; the rates of penetration in the wireless telecommunications industry; our capital requirements;
governmental fees and surcharges; our reliance on certain suppliers and vendors; the potential for system failures or unauthorized use of our network; the potential for security breaches of our physical facilities; the potential for patent and other intellectual property right infringement claims;
the potential loss of our senior management and inability to hire additional personnel; the trading market for our common stock; the potential influence over us by our largest stockholder, Quadrangle; our ability to pay dividends;
provisions in our charter documents and Delaware law; and other unforeseen difficulties that may occur. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports on
Forms 10-K.

Company Overview

Company Overview
Leading provider of wireless and wireline communications services in Virginia and West
Virginia
Strategies
Facilities based
Retail & Wholesale
Multiple products
Leverage brand
Leverage common cost
Exclusive strategic wholesale Sprint agreement through July 2015
Wireless revenue 5-year CAGR of 17%
Wireline business includes RLECs with strong Adjusted EBITDA margins and CLECs with double digit strategic product revenue growth
Capital commitments, including network upgrade to EVDO technology and planned 15-18%
growth in cell sites, to fuel continued revenue growth
Growing Free Cash Flow results in initiating cash dividends in 2007; 40% growth in dividend rate per share in late 2007

Regionally-Focused Service Provider
Average of 23.0 MHz of spectrum
5.2 million covered POPs
421K
(1)
retail subscribers (YoY increase of
10%)
Wholesale revenues (primarily Sprint Nextel
agreement) increased 18% YoY to $98
15% YoY Revenue growth
24% YoY Adjusted EBITDA growth
39% YTD Adjusted EBITDA margin
Wireless ($388 Revenue / $147 Adj. EBITDA)
(1) (2)
($ in millions)
(1) As of March 31, 2008 or for the twelve months ended March 31, 2008.
(2) Throughout this presentation, year over year (YOY) comparisons are calculated using the last twelve month periods ending on March 31, 2007 and March 31, 2008.

PA
OH
MD
WV
KY
VA
TN
NC
Winchester
Washington DC
Point Pleasant
Ashland
Huntington
Charleston
Logan
Harrisonburg
Staunton
Charlottesville
Lewisburg
Clifton Forge
Covington
Waynesboro
Beckley
Troutville
Lynchburg
Richmond
Bluefield
Blacksburg
Radford
Roanoke
Salem
Christiansburg
Rocky Mount
Farmville
Scott Boston
Wytheville
Abingdon
Danville
Martinsville
Greensboro
CLEC & Internet
Internet
ILEC
Fiber Optic Network
Future nTelos Fiber Network
Point of Presence

Regionally-Focused Service Provider
43K RLEC lines, 95% DSL coverage
49K CLEC lines, 98% commercial or institutional
21K broadband connections
3% YoY Revenue growth
54% YTD Adjusted EBITDA margin
Wireline ($122 Revenue / $66 Adj. EBITDA)
(1) (2)
($ in millions)
(1) As of March 31, 2008 or for the twelve months ended March 31, 2008.
(2) Throughout this presentation, year over year (YOY) comparisons are calculated using the last twelve month periods ending on March 31, 2007 and March 31, 2008.

$219
$203
$172
$147
$121
$87
39%
28%
35%
37%
41%
41%
0
50
100
150
200
$250
2003 2004 2005 2006 2007 2008G
$536
$500
$440
$392
$343
$309
0
100
200
300
400
500
$600
2003 2004 2005 2006 2007 2008G
Focused on Growth Opportunities
($ in millions)
Total Revenue
Total Adjusted EBITDA/Margin %
Strong financial performance
(1)
(2)
(1) Based on Midpoint of guidance range of $531 million to $540 million               (2) Based on Midpoint of guidance range of $216 million to $221 million
Note: Throughout this presentation, Compound Annual Growth Rates (CAGR) presented are calculated over the period of 2003 to 2007.

$50
$56
41%
42%
0
25
50
$75
3 Mo 2007 3 Mo 2008
$122
$132
0
50
100
$150
3 Mo 2007 3 Mo 2008
9
YTD 2008 Over YTD 2007 Growth
($ in millions)
Total Revenue
Total Adjusted EBITDA/Margin %
Strong financial performance

Sprint
Together with NEXTEL
Virgin
mobile
EarthLink
movida
movilizа tu vida

Two-Pronged Wireless Growth Strategy
Leverage multiple brands and distribution clout over one
network to drive economic returns.
Ntelos Retail Branded Strategy
CDMA
Network
Wholesale MVNO Strategy
Cable
Partnerships
Ntelos Nation
Ntelos Unlimited
Ntelos
In Advance

$112
$90
$66
$33
$142
$160
17%
38%
35%
32%
39%
28%
0
30
60
90
120
150
$180
2003 2004 2005 2006 2007 2008G
$167
$183
$217
$244
$282
$33
$52
$63
$78
$96
$412
$200
$235
$280
$322
$378
0
100
200
300
$400
2003 2004 2005 2006 2007 2008G
Retail   Wholesale
(1)
Revenue
High Growth/High Margin Wireless Operations
($ in millions)
Adjusted EBITDA/Margin %
(2)
(1) Based on Midpoint of guidance range of $409 million to $415 million
(2) Based on Midpoint of guidance range of $158 million to $161 million

$35
$40
38%
39%
0
25
$50
3 Mo 2007 3 Mo 2008
$69
$77
$23
$25
$92
$102
0
25
50
75
100
$125
3 Mo 2007 3 Mo 2008
Retail  Wholesale
12
Revenue
YTD 2008 over YTD 2007 Wireless Operations
($ in millions)
Adjusted EBITDA/Margin %

Retail Wireless Positioned For Growth
NTELOS positioned as the “Best Value in Wireless”
“Complete Nationwide Coverage”
Large contiguous regional footprint
Leveraging extensive brand awareness and retail presence
75 branded retail locations (9 new stores planned in 2008)
Reinforced by regional wireline presence
The most complete nationwide coverage with no roaming
Sprint Nextel alliance – New resale agreement through July 2015
Improves economics for NTELOS national plans
Recent discretionary capital investments drives enhanced wireless performance and reflects commitment to continued revenue growth
Improvements in coverage and quality
Planned EVDO network upgrade for all markets – incremental CAPEX over 2007-2009 of approximately
$65 million
Enhanced high speed data capabilities from planned network upgrade
15-18% growth in cell sites in 2008
Focus on higher value rate plans
Emphasis on Postpay and nAdvance spending limit plans
Expansion of data products and services

344
383
421
250
300
350
400
450
3/31
2006
3/31
2007
3/31
2008
$52.04
$49.87
$3.44
$7.08
$55.48
$56.95
40
50
$60
3 Mo 2007 3 Mo 2008
Data
14
Successful Growth in Subscribers and ARPU
Retail ARPU NTELOS Branded Subscribers (000s)
YOY Subscriber Growth of 10%
(1)
(1) Refer to Form 10-Q for the period ended March 31, 2008 for explanation of change in reporting of data services and data ARPU

NTELOS’ Retail Products Target Local Customers
Contribution
Long Distance, Roaming, Features
1- or 2-Year Service Contract
Allows Shared Lines
Nationwide Roaming options
Postpay-Like Plans with Unlimited or Buckets
of Minutes with 1-or 2-year Service
Agreement required
Competitive Cost of Entry
Long Distance, Roaming, Features available
Traditional “Pay-As-You-Go” Prepay with No
Service Agreement
Description Products
Postpay
Prepay
70% of Total Subs
$56.94 YTD ARPU
30% of Total Subs
$53.45 YTD ARPU

$23.86 $24.11
$31.18
$32.84
$55.04
$56.95
0
35
$70
3 Mo 2007 3 Mo 2008
16
41% 41%
45%
49%
41%
30
40
50
60%
2003 2004 2005 2006 2007
ARPU and Scale Drive Profit per Subscriber
Operating costs include wholesale costs; understates profit per retail customer.
(1) Network costs include cost of wholesale MOUs, wholesale revenue not included in ARPU.
(2) Operating costs exclude cost of customer acquisition (CPGA) and equipment revenue.
ARPU/Cash Profit per Subscriber
(1)
Operating Costs as % of Revenue
(2)
$.24
Cash Profit/Subscriber Cash Cost/Subscriber
(1)

Retail Locations
NTELOS
Sprint Nextel
AT&T
Verizon Wireless
Alltel
T-Mobile

Churn %

$313
$308
2.8%
2.6%
1.9%
1.9%
0
2
4
6
8%
0
100
200
$300
3 Mo 2007 3 Mo 2008
17
19
21
33
26 26
32
12
6
12
18
25
9
6
20
18
18
42
45
58
62
75
0
10
20
30
40
50
60
70
80
90
VAE   VAW   WVA
Direct Distribution Model Improves Customer
Satisfaction
CPGA
Total Churn
Postpay Churn
Extensive Retail Presence
(1)
CPGA ($)/Churn (%)-YTD
(1) As of January 2008

T-Mobile
alltel
nTelos
U.S. Cellular
at&t
Sprint
Together with NEXTEL
verizon wireless

18 Unique Competitive Position Value National Full Range Comparative Regional Geographic Coverage Price Position NTELOS has the best regional coverage and offers the best value.

$33
$52
$63
$78
$96
$23
$25
0
40
80
$120
2003 2004 2005 2006 2007 3 Mo
2007
3 Mo
2008
19
Wireless Total Wholesale Revenue
Strategic Network Alliance Leverages
NTELOS’
Network
Sprint Nextel acquired 97K
Horizon subscribers in June 2004
Sprint Nextel Strategic Network
Alliance extended through at
least July 2015
Monthly minimum revenue
guarantees
Benefits from Sprint Nextel
migration to CDMA
Attractive contribution margin
($ in millions)
High Growth, Attractive Margin Revenue Stream.

Summary of Terms for Recently Revised Sprint Nextel Contract
Agreement extended 4 years through July 2015
No overbuild could be commenced until last 18 months
Exclusivity for all wireless services utilizing CDMA technology
Minimum Sprint Nextel revenue commitment of $8 million/month; $9 million/month after NTELOS has deployed EVDO to
98% of cell sites in resale region
98% build-out expected to be met by December 31, 2008
Separate rate structure for services:
“Home” voice pricing tiers fixed through July 1, 2008, then reset semi-annually based on 60.0% of change in
Sprint’s retail voice revenue yield
“Travel” voice rate fixed through July 1, 2008, then reset semi-annually based on 90.0% of Sprint’s retail voice revenue yield
“Home” data rate is 60.0% of Sprint national 3G and EVDO data yield, reset quarterly, times Average Sprint CDMA
Subs in NTELOS region
“Travel” data rate based on schedule through July 1, 2009; reset quarterly thereafter based on 90.0% of Sprint’s
3G and EVDO data yield
Rates tied to Sprint revenue yield incentivizes continued Sprint growth in Home markets and migration of iDEN customer base onto EVDO network
Reciprocal voice and data roaming rates
EVDO upgrade requirements scheduled to be completed by mid-2009
Sprint Nextel may terminate contract if NTELOS does not meet 95% EVDO deployment by January 2010 and/or
98% EVDO deployment by January 2011

PA
OH
MD
WV
KY
VA
TN
NC
Winchester
Washington DC
Point Pleasant
Ashland
Huntington
Charleston
Harrisonburg
Staunton
Clifton Forge
Charlottesville
Lewisburg
Waynesboro
Logan
Covington
Beckley
Troutville
Lynchburg
Richmond
Bluefield
Blacksburg
Radford
Roanoke
Salem
Christiansburg
Rocky Mount
Abingdon
Wytheville
Danville
South Boston
Martinsville
Greensboro
CLEC & Internet
Internet
ILEC
Fiber Optic Network
Future nTelos Fiber Network
Point of Presence

Greensboro, NC
To Carlisle, PA
(1) As of March 31, 2008 or for the year ended March 31, 2008.
($ in millions)
RLEC  ($61 Revenue / $44 Adj. EBITDA)
(1)
43,260 RLEC access lines (YoY 4%
decline)
Adjusted EBITDA declined 6% YoY
Broadband penetration at 40%
IPTV Launched in Q3 2007
Competitive
($62 Revenues / $23 Adj. EBITDA)
(1)
49,273 CLEC access lines (YoY 4%
increase)
Revenue growth YoY was 9%
41% YTD Adjusted EBITDA margin
Strategic revenue growth YoY was 16%
2,130 mile fiber-optic network
Broadband connections up 16% from
first quarter 2007.
Established, Stable Wireline Business

$54
$56
$57
$61 $61
$30
$33
$37
$41
$47
$21
$18
$17
$15
$14
0
50
100
$150
2003 2004 2005 2006 2007 2008G
$105 $107
$111
$117
$123 $122
$64
$65
$65
$62
$59
$58
52%
54%
56%
56% 56% 56%
0
20
40
60
$80
2003 2004 2005 2006 2007 2008G
Adjusted EBITDA/Margin% Revenue
Wireline Provides Strong, Stable Cash Flow
($ in millions)
(1)
(1) Based on Midpoint of guidance range of $121 million to $124 million
(2) Based on Midpoint of guidance range of $63 million to $65 million
(2)
RLEC
Competitive -
Strategic
Competitive -
Other
Competitive -Strategic includes voice and broadband data services, IPTV video, high-capacity network access and transport services.

$15
$14
$11 $13
$3
$3
0
20
$40
3 Mo 2007 3 Mo 2008
$29
$30
23
Adjusted EBITDA/Margin% Revenue
YTD 2008 over YTD 2007 Strong, Stable Cash Flow
($ in millions)
RLEC
Competitive –
Other
Competitive-
Strategic
$16
$17
54%
56%
0
10
$20
3 Mo 2007 3 Mo 2008

Attractive Wireline Competitive Position
Most
Established
Wholesale
Fiber
Provider
Extensive fiber footprint in our markets
Cost advantage for wireline and wireless operations
Contracts with Alltel, AT&T, Verizon, Qwest, US Cellular, Verizon
Wireless
No Voice
Competition
in RLEC
Region
DSL in 95% of footprint
Rapid Cable offers only broadband service in Alleghany County
Comcast offers only broadband service in Augusta and Botetourt
Counties
Limited
CLEC
Competition
One primary CLEC competitor per CLEC market
ILEC competition from Verizon and Embarq
CLEC competition mainly from Level 3 and One Communications
Majority of CLEC customers are subject to multi-year agreements

Financial Overview

$92
$102
$30
$30
$122
$132
0
50
100
$150
3 Mo 2007 3 Mo 2008
$412
$235
$200
$378
$322
$280
$123
$122
$117
$111
$105
$107
0
100
200
300
400
500
$600
2003 2004 2005 2006 2007 2008G
Wireless CAGR =  17%
Wireline CAGR  =   4%
$500
$440
$392
$343
$309
$536
26
Wireless Drives Revenue Growth
Total Revenue
($ in millions)
YTD Revenue
Wireless   Wireline   Other
(1) Based on Midpoint of guidance range for Consolidated Revenue of $531 million to $540 million
(1)

$35
$40
$16
$17
$50
$56
- 5
10
25
40
55
$70
3 Mo 2007 3 Mo 2008
27
YTD Adjusted EBITDA
Wireless Growth Enhances Adjusted EBITDA
Total Adjusted EBITDA
($ in millions)
Wireless   Wireline   Other
(1) Based on Midpoint of guidance range for Consolidated Adjusted EBITDA of $216 million to $221 million
(1)
$90
$112
$142
$33
$66
$160
$59
$58
$62
$65
$65
$64
$203
$172
$147
$121
$87
(10)
70
150
$230
2003 2004 2005 2006 2007 2008G
Wireless CAGR =  44%
Wireline CAGR = 3%
$219

$29
$61
$58
$86
$93
$96
0
25
50
75
100
$125
2003 2004 2005 2006 2007 2008G
$37
$36
$41
$32
$37
$32
$17 $19
$20
$21
$25
$28
$5
$5
$8
$6
$7
$9
$20
$28
$41
$54
0
35
70
105
$140
2003 2004 2005 2006 2007 2008G
$89
$60 $59
$87
$110
$123
28
Accelerating Consolidated Free Cash Flow
Consol. Adjusted EBITDA - CapEx Consolidated CapEx
($ in millions)
(1)
(1)  Based on midpoint of guidance ranges
(1)
Wireless   Wireline
Other Discretionary &
Incremental EVDO Investment

Cash Flows Guidance
($ in millions)
2008G
(1)
Adjusted EBITDA $      219
Less Capex 123
Adjusted EBITDA less CAPEX $        96
Less:
Cash Interest, net of interest income 33
Cash Taxes 15
Cash Dividends 35
Scheduled 2008 Debt Payments 6
Cash Flows, net
(2)
$          7
Cash on Hand at December 31, 2007
$        53
(1)
Based on midpoint of guidance ranges
(2)
Before adjustments for changes in working capital

Capitalization
($ in millions)
12/31/2006 12/31/2007 3/31/2008
Year Year LTM
Adjusted EBITDA
$         172.5 $       203.0 $       208.6
Cash and cash equivalents $           44.2 $         53.5 $         52.6
1st lien senior secured credit facility $         625.2 $       612.9 $       611.4
Capital leases 1.3 1.3 1.3
Total Debt $         626.5 $       614.2 $       612.7
Total Debt Leverage Ratio 3.63x 3.03x 2.94x
Net Debt
(total debt less cash and cash equivalents)
$         582.3 $       560.7
$       560.1
Net Debt Leverage Ratio 3.38x 2.76x 2.69x

Quarterly Cash Dividend
$0.15 per share paid on July 12, 2007 ($6.3 million) and on
October 11, 2007 ($6.3 million)
$0.21 per share paid on January 10, 2008 ($8.8 million)
40% increase from previous dividend
$0.21 per share paid on April 11, 2008 ($8.8 million)
$0.21 per share declared on May 2, 2008 to be paid on July
11, 2008 to stockholders of record on June 30, 2008
Common Stock Ownership as of March 31, 2008
Shares in millions % of Total
Quadrangle Entities 11.3 26.9%
NTELOS Named Executive Officers 0.8 1.9%
Public and Other 30.0 71.3%
Total Common Stock 42.1 100.0%

Summary
Consistently Strong Financial Performance
Numerous Catalysts for Sustainable Growth
Focused on Long-term Free Cash Flow Growth
Diversified Business Model
High Growth Wireless Business
Expanding retail subscriber base, Data Revenue Growth
Growing high-margin wholesale revenue under new agreement
Strong Regional Wireline Business
Scalable Systems for Continued Expansion
Experienced Management Team

Appendix

Adjusted EBITDA Reconciliation
($ in millions)
2003 2004 2005 2006 2007 2007 2008
Consolidated
Operating Income (loss) $14 $55 $53 $61 $100 $28 $26
Depreciation and Amortization 70 65 83 85 97 20 29
Capital and Operational Restructing
Charges 2 1 15 - - - -
Accretion of Asset Retirement Obligations 1 - 1 1 1 - -
Advisory Termination Fees - - - 13 - - -
Gain on Sale of Assets - - (9) - - - -
Secondary Offering Costs - - - - 1 1 -
Non-cash Compensation Charge - - 4 13 4 1 1
Adjusted EBITDA $87 $121 $147 $172 $203 $50 $56
3 months ended

Adjusted EBITDA Reconciliation
($ in millions)
2003 2004 2005 2006 2007 2007 2008
Wireless
Operating Income (loss) ($15) $21 $32 $53 $71 $21 $18
Depreciation and Amortization 47 44 57 58 70 14 22
Accretion of Asset Retirement Obligations 1 1 1 1 1 - -
Adjusted EBITDA $33 $66 $90 $112 $142 $35 $40
Wireline
Operating Income (loss) $37 $39 $36 $39 $38 $10 $10
Depreciation and Amortization 21 20 25 26 27 6 7
Adjusted EBITDA $58 $59 $61 $65 $65 $16 $17
3 months ended

ARPU Reconciliation
($ in thousands, except for subscribers and ARPU data)
Three Months Ended:
March 31, 2007 March 31, 2008
Average Revenue per Handset/Unit (ARPU)
Operating Revenues
121,575 $             132,249 $
Less: Wireline and other operating revenue (29,983) (30,336)
Wireless communications revenue 91,592 101,913
Less: Equipment revenue from sales to new customers (4,746) (4,017)
Less: Equipment revenue from sales to existing customers (1,991) (2,498)
Less: Wholesale revenue (22,926) (24,537)
Plus: Other revenues, eliminations and adjustments 481 16
Wireless gross subscriber revenue 62,410 $               70,877 $
Less:  Paid in advance subscriber revenue (17,108) (20,621)
Less: adjustments (674) (307)
Wireless gross postpay subscriber revenue 44,628 $               49,949 $
Average subscribers 375,002 414,816
Total ARPU 55.48 $                  56.95 $
Average postpay subscribers 270,283 292,426
Postpay ARPU 55.04 $                  56.94 $
Wireless gross subscriber revenue 62,410 $               70,877 $
Less: Wireless voice and other feature revenue (58,544) (62,072)
Wireless data revenue 3,866 $                  8,805 $
Average subscribers 375,002 414,816
Total Data ARPU 3.44 $                    7.08 $
Wireless gross postpay subscriber revenue 44,628 $               49,949 $
Less: Wireless postpay voice and other feature revenue (41,529) (44,222)
Wireless postpay data revenue 3,099 $                  5,727 $
Average postpay subscribers 270,283 292,426
Postpay data ARPU 3.82 $                    6.53 $

CPGA Reconciliation
($ in thousands, except for subscribers and  CPGA data)
Three Months Ended:
3/31/2007 3/31/2008
Cost of sales and services 39,347 $                      42,857 $
Less: Maintenance and support (20,238) (21,627)
Cost of wireless sales 19,109 21,230
Less: access, roaming, and other cost of sales (10,892) (13,341)
Merchandise cost of sales 8,217 $                        7,889 $
Total customer operations
25,618 $                      26,627 $
Less Wireline and other segment expenses (3,989) (3,694)
Less: Wireless customer care, billing, bad debt and other expenses (10,184) (12,143)
Sales and marketing 11,445 $                      10,790 $
Merchandise cost of sales 8,217 $                        7,889 $
Sales and marketing 11,445 10,790
Less: Merchandise sales (4,781) (4,228)
Total CPGA costs 14,881 $                      14,451 $
Gross subscriber additions 47,579 46,953
CPGA 313 $                           308 $

CCPU Reconciliation
($ in thousands, except for subscribers and CCPU data)
Three Months Ended:
3/31/2007 3/31/2008
Cost of Sales and services 39,347 $                      42,857 $
Less Cost of wireless sales (19,109) (21,230)
Maintenance and support 20,238 $                      21,627 $
Less Wireline and other segment expenses (9,325) (9,453)
Wireless maintenance and support 10,913 $                      12,174 $
Corporate operations
7,643 $                        8,379 $
Less Wireline, other segment, and corporate expenses (2,562) (2,610)
Wireless corporate operations 5,081 $                        5,769 $
Wireless maintenance and support 10,913 $                      12,174 $
Wireless corporate operations 5,081 5,769
Wireless customer care, billing, bad debt and other expenses 10,184 12,143
Wireless access, roaming, and other cost of sales 10,892 13,341
Equipment revenue from sales to existing customers (1,991) (2,561)
Total CCPU costs 35,079 $                      40,866 $
Average subscribers 375,002 414,816
CCPU
31.18 $                        32.84 $

Summary of Operating Results
($ in thousands)
Three Months Ended:
March 31, 2007 March 31, 2008
Operating Revenues
Wireless PCS Operations 91,592 $                  101,913 $
Subscriber Revenues 61,694 70,389
Wholesale/Roaming Revenues, net 22,926 24,537
Equipment Revenues 6,737 6,690
Other Revenues 235 297
Wireline Operations
RLEC 15,379 14,435
Competitive Wireline 14,406 15,746
Wireline Total 29,785 30,181
Other 198 155
121,575 $               132,249 $
Operating Expenses
Wireless PCS Operations 56,731 $                  61,989 $
Cost of Sales and Services
Cost of Sales - Equipment 8,216 7,889
Cost of Sales - Access & Other 10,892 13,341
Maintenance and Support 10,913 12,228
Customer Operations 21,629 22,689
Corporate Operations 5,081 5,842
Wireline Operations
RLEC 4,067 3,850
Competitive Wireline 9,567 9,294
Wireline Total 13,634 13,144
Other 1,224 1,570
71,589 $                  76,703 $
Adjusted EBITDA
(a non-GAAP Measure)
Wireless PCS Operations
34.5%
34,861 $
38.1%
39,924 $
Wireline Operations
RLEC
77.2%
11,312
73.6%
10,585
Competitive Wireline
31.9%
4,839
33.6%
6,452
Wireline Total
55.5%
16,151
54.2%
17,037
Other (1,026) (1,415)
38.9%
49,986 $
41.1%
55,546 $
Capital Expenditures
Wireless PCS Operations 9,601 $                    10,629 $
Wireline Operations
RLEC 2,106 3,053
Competitive Wireline 3,243 7,937
Wireline Total 5,349 10,990
Other 1,237 3,857
16,187 $                  25,476 $
Adjusted EBITDA less Capital Expenditures
Wireless PCS Operations 25,260 $                  29,295 $
Wireline Operations
RLEC 9,206 7,532
Competitive Wireline 1,596 (1,485)
Wireline Total 10,802 6,047
Other (2,263) (5,272)
33,799 $                  30,070 $
(before depreciation & amortization, accretion of asset retirement obligations, non-cash compensation and secondary offering costs, a non-GAAP Measure)